Exhibit 99.2

     Media General Inc., PO Box 85333, Richmond, VA 23293-0001 804/649-6748
                              www.mediageneral.com

                                                        FOR IMMEDIATE RELEASE
                                                        THURSDAY, APRIL 19, 2007

                    MEDIA GENERAL REPORTS MARCH 2007 REVENUES

RICHMOND, Va. - Media General, Inc. (NYSE: MEG) today reported March 2007 total revenues of $76 million, a 6.8 percent increase from March 2006, including the revenues of four NBC television stations acquired June 26, 2006. Excluding the new stations, total revenues decreased 3.1 percent. By business segment, Publishing Division total revenues declined 5.9 percent. Broadcast Division total revenues increased 34 percent, including the new stations, and same-station revenues increased 0.3 percent. Interactive Media Division total revenues rose 28.1 percent.

PUBLISHING DIVISION

Newspaper advertising revenues declined $2.6 million, or 6.3 percent, reflecting significantly lower Classified revenues, which more than offset increased Retail and National revenues.

In the Retail category, revenues increased $560,000, or 3.1 percent, partially due to strong preprint advertising on the Sunday prior to Easter. In 2006, this Sunday Retail advertising occurred in April. The Tampa Tribune generated a 2.8 percent increase mostly due to higher preprint revenues. The Richmond Times-Dispatch saw a 3.3 percent increase, reflecting higher preprint revenues as well as increased medical advertising. The Winston-Salem Journal posted a 5 percent increase, which included higher local advertising and increased spending in the sporting goods, furniture store and medical categories. The Community newspaper group experienced an increase of 6.1 percent in Retail revenues, primarily reflecting increases in the Danville, Lynchburg and Charlottesville markets.

Total Classified advertising revenues in March decreased $3.3 million, or 17 percent, mostly due to significant declines in all categories at The Tampa Tribune. The Richmond Times-Dispatch saw a 0.7 percent increase, while The Tampa Tribune and Winston-Salem Journal posted declines of 38.5 percent and 1.9 percent, respectively. The Community newspaper group was down 4 percent in Classified advertising in the month.

Employment linage at the company's three metro newspapers declined 18.6 percent in March, including decreases of 32.4 percent at The Tampa Tribune and 16.3 percent at the Richmond Times-Dispatch. The Winston-Salem Journal was even with last year.

Automotive linage for the three metros decreased 23.6 percent and reflected decreases of 24.2 percent at The Tampa Tribune, 26.1 percent at the Richmond Times-Dispatch and 19.2 percent at the Winston-Salem Journal.

Real estate linage for the three metros was down 20.9 percent. The Richmond Times-Dispatch generated a 13.2 percent increase, mostly reflecting strong advertising from real estate developers as well as the longer average periods that houses are remaining on the market. The Tampa Tribune experienced a decline of 45.4 percent, in large part due to a comparison to a very strong March in 2006, and the Winston-Salem Journal decreased 6.4 percent.

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     Media General Inc., PO Box 85333, Richmond, VA 23293-0001 804/649-6748
                              www.mediageneral.com

National revenues in March increased $280,000, or 8.8 percent. The Richmond Times-Dispatch generated a 23 percent increase, reflecting higher telecommunications and automotive advertising and increased preprint revenues as well as an advertising campaign by AARP. The Tampa Tribune and its associated daily newspapers saw a 1.4 percent increase, mostly due to higher medical advertising. The Winston-Salem Journal was even with last year, as increases in travel spending and higher preprints were offset by lower telecommunications and medical advertising. The Community newspapers posted a 40.2 percent increase, reflecting higher spending in Southwest Virginia and Lynchburg.

While Circulation revenues declined $230,000, or 3.6 percent, approximately 90 percent of the decrease was the result of a change in wholesale rates to carriers at several newspapers for which there is a corresponding expense decrease. Excluding this impact, Circulation revenues declined nominally. Nine Media General newspapers generated increases in net-paid Daily Circulation, and nine did so for Sunday, including the Winston-Salem Journal in both cases.

BROADCAST DIVISION

In the Broadcast Division, including the four new NBC stations, total revenues increased 34 percent. Same-station Broadcast revenues increased 0.3 percent. Gross time sales increased $8.7 million, or 40.4 percent, including the new stations, and increased 2.7 percent on a same-station basis.

Total Local time sales increased $4.4 million, or 31.3 percent. Same-station Local time sales decreased 0.4 percent, reflecting declines in medical and automotive advertising and higher spending in the grocery store and entertainment categories.

Total National time sales increased $4 million, or 56.1 percent. Same-station National time sales increased 6.3 percent, mostly due to higher telecommunications, furniture and automotive advertising.

Political advertising revenues of $220,000 reflected early Presidential image spending in Florida, South Carolina and Georgia, together with issue advertising and spending from the gubernatorial candidates in Kentucky and Louisiana.

INTERACTIVE MEDIA DIVISION

Interactive Media Division total revenues, including the new NBC station Web sites, rose 28.1 percent. Higher Local and National/Regional advertising, as well as new products, helped drive the higher revenues.

Local revenues increased 53.7 percent over last year, reflecting increased sales staffing and training. National/Regional advertising increased 33.7 percent, due to increased volume from national networks, including new advertisers, as well as higher automotive, travel and telecommunications advertising. Classified revenues decreased 2 percent and largely reflected the continued softness in help-wanted advertising, partially offset by initial revenues from the company's new employment initiative with Yahoo!HotJobs. Page views and visitor sessions from our newspaper and television Web sites rose 20.3 percent and 24 percent, respectively, including the new NBC station Web sites. Revenues from Blockdot's advergaming business more than doubled.

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     Media General Inc., PO Box 85333, Richmond, VA 23293-0001 804/649-6748
                              www.mediageneral.com

ABOUT MEDIA GENERAL

Media General is a multimedia company operating leading newspapers, television stations and online enterprises primarily in the Southeastern United States. The company's publishing assets include three metropolitan newspapers, The Tampa Tribune, Richmond Times-Dispatch, and Winston-Salem Journal; 22 daily community newspapers in Virginia, North Carolina, Florida, Alabama and South Carolina; and more than 150 weekly newspapers and other publications. The company's broadcasting assets include 23 network-affiliated television stations that reach more than 32 percent of the television households in the Southeast and nearly
9.5 percent of those in the United States. The company's interactive media assets include more than 75 online enterprises that are associated with its newspapers and television stations. Media General also owns a 33 percent interest in SP Newsprint Company, a manufacturer of recycled newsprint.

INVESTOR CONTACT:                       MEDIA CONTACT:
Lou Anne J. Nabhan                      Ray Kozakewicz
(804) 649-6103                          (804) 649-6748

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     Media General Inc., PO Box 85333, Richmond, VA 23293-0001 804/649-6748
                              www.mediageneral.com

                               MEDIA GENERAL INC.

                             REVENUES AND PAGE VIEWS

                                                           MARCH                                  YEAR-TO-DATE
                                          ---------------------------------------   -----------------------------------------
                                             2007          2006        % CHANGE         2007           2006        % CHANGE
                                          -----------   -----------   -----------   ------------   ------------   -----------
Revenues (000)                            $    76,043   $    71,213           6.8%  $    230,354   $    217,443           5.9%
      Publishing                               45,713        48,566          (5.9)%      139,742        148,163          (5.7)%
      Broadcast                                28,131        20,994          34.0%        84,285         64,586          30.5%
      Interactive Media                         2,734         2,135          28.1%         8,007          6,176          29.6%
      Eliminations                               (535)         (482)        (11.0)%       (1,680)        (1,482)        (13.4)%
      Discontinued Operations (1)                   -         3,040           ---              -          8,961           ---
                                          -----------   -----------   -----------   ------------   ------------   -----------
SELECTED PUBLISHING REVENUES (000)
   BY CATEGORY
      Advertising                         $    38,223   $    40,779          (6.3)% $    115,432   $    123,544          (6.6)%
         Classified                            15,887        19,139         (17.0)%       49,514         57,405         (13.7)%
         Retail                                18,294        17,740           3.1%        54,279         53,398           1.6%
         National                               3,483         3,203           8.7%        10,136         10,894          (7.0)%
         Other                                    559           697         (19.8)%        1,503          1,847         (18.6)%
      Circulation                               6,281         6,515          (3.6)%       20,341         21,192          (4.0)%
   BY PROPERTY
      Richmond                                 11,334        11,165           1.5%        33,858         34,338          (1.4)%
      Tampa                                    14,113        17,125         (17.6)%       45,187         52,270         (13.6)%
      Winston-Salem                             4,160         4,189          (0.7)%       12,572         12,876          (2.4)%
      Community Newspapers                     15,906        15,858           0.3%        47,688         48,185          (1.0)%
                                          -----------   -----------   -----------   ------------   ------------   -----------
ADVERTISING REVENUES (Dailies) (000)
      Richmond                            $     9,187   $     8,856           3.7%  $     26,901   $     26,851           0.2%
      Tampa                                    12,367        15,340         (19.4)%       39,435         46,990         (16.1)%
      Winston-Salem                             3,348         3,363          (0.4)%        9,942         10,282          (3.3)%
      Community Newspapers                     12,848        12,805           0.3%        38,062         38,421          (0.9)%
                                          -----------   -----------   -----------   ------------   ------------   -----------
BROADCAST TIME SALES (gross) (000)        $    30,050   $    21,399          40.4%  $     88,716   $     65,507          35.4%
      Local                                    18,570        14,142          31.3%        55,189         42,553          29.7%
      National                                 11,261         7,213          56.1%        33,119         22,772          45.4%
      Political                                   219            44         397.7%           408            182         124.2%
                                          -----------   -----------   -----------   ------------   ------------   -----------
SELECTED ONLINE PAGE VIEWS
      Total Web Sites                      50,307,532    41,826,314          20.3%   174,420,673    139,670,365          24.9%
         (Excluding Game Sites)
      TBO.com                              14,643,577    14,332,524           2.2%    49,620,133     48,643,386           2.0%
         (Tampa, Fla.)
      TimesDispatch.com                     9,826,816    10,895,364          (9.8)%   33,604,538     37,103,937          (9.4)%
         (Richmond, Va.)
      JournalNow.com                        3,851,984     3,616,808           6.5%    12,046,860     11,750,378           2.5%
         (Winston-Salem, N.C.)
                                          ===========   ===========   ===========   ============   ============   ===========

Notes: All data are subject to later adjustment.

(1) Revenues from certain broadcast and interactive media operations that the Company divested in 2006.

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     Media General Inc., PO Box 85333, Richmond, VA 23293-0001 804/649-6748
                              www.mediageneral.com

                               MEDIA GENERAL INC.

                      DAILY NEWSPAPERS ADVERTISING LINAGE*

                                                           MARCH                                  YEAR-TO-DATE
                                          ---------------------------------------   -----------------------------------------
                                             2007          2006        % CHANGE         2007           2006        % CHANGE
                                          -----------   -----------   -----------   ------------   ------------   -----------
RICHMOND TIMES-DISPATCH
   Retail                                      28,835        29,171          (1.2)%       85,215         89,223          (4.5)%
   National                                     9,895         9,270           6.7%        27,170         30,028          (9.5)%
   Classified                                  67,577        74,518          (9.3)%      200,745        220,580          (9.0)%
      Total                                   106,307       112,959          (5.9)%      313,130        339,831          (7.9)%
                                          -----------   -----------   -----------   ------------   ------------   -----------
TAMPA TRIBUNE
   Retail                                      44,882        44,222           1.5%       139,520        135,103           3.3%
   National                                    11,423        13,031         (12.3)%       32,187         42,376         (24.0)%
   Classified                                  88,751       140,661         (36.9)%      294,660        439,300         (32.9)%
      Total                                   145,056       197,914         (26.7)%      466,367        616,779         (24.4)%
                                          -----------   -----------   -----------   ------------   ------------   -----------
WINSTON-SALEM JOURNAL
   Retail                                      27,941        34,438         (18.9)%       89,102        102,017         (12.7)%
   National                                     7,032         8,479         (17.1)%       20,621         25,254         (18.3)%
   Classified                                  48,624        55,361         (12.2)%      144,044        174,328         (17.4)%
      Total                                    83,597        98,278         (14.9)%      253,767        301,599         (15.9)%
                                          -----------   -----------   -----------   ------------   ------------   -----------
COMMUNITY DAILIES
   Retail                                     326,021       310,789           4.9%       953,729        959,881          (0.6)%
   National                                    23,045        17,555          31.3%        61,847         59,796           3.4%
   Classified                                 408,175       416,611          (2.0)%    1,241,571      1,297,147          (4.3)%
      Total                                   757,241       744,955           1.6%     2,257,147      2,316,824          (2.6)%
                                          -----------   -----------   -----------   ------------   ------------   -----------
MEDIA GENERAL DAILIES TOTAL
   Retail                                     427,679       418,620           2.2%     1,267,566      1,286,224          (1.5)%
   National                                    51,395        48,335           6.3%       141,825        157,454          (9.9)%
   Classified                                 613,127       687,151         (10.8)%    1,881,020      2,131,355         (11.7)%
      Total                                 1,092,201     1,154,106          (5.4)%    3,290,411      3,575,033          (8.0)%
                                          ===========   ===========   ===========   ============   ============   ===========

* Advertising is in column inches - full run only

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                   Publishing o Broadcast o Interactive Media